EXHIBIT 10.40

                               PURCHASE AGREEMENT
                            (Gaywood Oil & Gas, LLC)

         This Purchase Agreement (the "Agreement") is made and entered into effective the 28th day of August, 2003, (the "Effective Date"), by and between 10300 GAYWOOD TRUST ("Seller") and GREENBRIAR CORPORATION, a Nevada corporation ("Purchaser").

                                    RECITALS

         A. Seller owns 100% of the membership interest ("Interest") of Gaywood Oil & Gas, LLC, a Nevada limited liability company ("Company").

         B. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the Interest upon the terms and subject to the conditions of this Agreement.

                                    ARTICLE 1

                                  TERMS OF SALE
                                  -------------

1.1 Purchase and Sale of Interest. Subject to the terms and conditions specified in this Agreement, Seller shall sell, to Purchaser, and Purchaser shall purchase from Seller, at the Closing, all of the Interest.

1.2 Purchase Price. The total purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Interest shall be TWO MILLION FOUR
         HUNDRED SIX THOUSAND EIGHT HUNDRED FIFTYAND NO/100 DOLLARS ($2,406,850.00) payable by assignment to Seller of a California Statewide Communities Development Authority Refunding Housing Authority Revenue Bond (Crowne Pointe Project) Subordinate Series 2002F-S (the "Bond").

1.3 Brokerage Commission. Purchaser shall indemnify and hold harmless Seller from and against all liabilities, costs, damages, and expenses (including reasonable attorneys' fees), arising from any claims for brokerage commissions or other similar fees in connection with the transactions covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Purchaser or on Purchaser's behalf Seller shall indemnify and hold harmless Purchaser from and against all liabilities, costs, damages and expenses (including reasonable attorneys' fees), arising from any claims for brokerage commissions, or other similar fees in connection with the transactions covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf Such indemnities shall survive the Closing or any termination of the Agreement and not be merged therein.

1.4 Cost of Transaction. Whether or not the transactions contemplated hereby shall be consummated, the parties agree as follows:

         a. Seller will pay the fees, expenses, and disbursements of Seller and its agents, representatives, accountants, and counsel incurred in connection with the subject matter hereof and any amendments hereto; and

         b. Purchaser shall pay the fees, expenses and disbursements of Purchaser and its agents, representative, accounts, and counsel incurred in connection with the subject matter hereof and any amendments hereto.

1.5 Adjustments and Prorations. Income and expenses, related to the Company, that are credited or received after August 1, 2003, shall become the property or obligation of the Purchaser.

                                    ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

         As a material inducement to Seller to enter into this Agreement and perform its obligations hereunder, Purchaser represents and warrants to Seller as follows as of the date hereof and as of the Closing:

2.1 Authority. Purchaser has full power and authority to enter into this Agreement and to perform its obligations under this Agreement and the Guaranty. This Agreement constitutes a legal, valid, and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms.

2.2 Ownership of Interest. Purchaser, or its subsidiaries or related entities, is the beneficial owner of all of the Bond. The Bond has not been pledged to any other party, and no other party has any ownership interest, security interest, or other claim to the Bond.

2.3 Absence of Conflicts. The execution and delivery of this Agreement by Purchaser does not, and the performance by Purchaser of Purchaser's obligation under this Agreement will not:

         a. Violate any term or provision of any law or any order, writ, or judgment applicable to Purchaser;

         b. Conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any of the terms, conditions, or provisions of the articles or certificate of incorporation or bylaws of Purchaser;

         c. Result in the creation or imposition of any lien or other encumbrance upon Purchaser or any of Purchaser's assets or properties that individually or in the aggregate with any other liens or encumbrances has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Agreement or on the ability of
                  Purchaser to perform Purchaser's obligations under this Agreement; or

         d. Conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give to any person or entity any right of termination, cancellation, acceleration, or modification in or with respect to, any contract to which Purchaser is a party or by which any of Purchaser's assets or properties may be bound, and as to which any such conflicts, violations, breaches. defaults, or rights individually or in the aggregate have or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Agreement or on the ability of Purchaser to perform Purchaser's obligations under this Agreement.

                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

         As a material inducement to Purchaser to enter into this Agreement and perform its obligation hereunder, Seller represents and warrants to Purchaser as follows as of the date hereof and as of the Closing Date:

3.1 Authority. Seller has full power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms.

3.2 Ownership of Interest. Seller, or its subsidiaries or related entities, is the beneficial owner of all of the issued and outstanding Interest in the Company. No other party has any ownership interest, security interest, or other claim to the Interest.

3.3 Taxes. Seller has filed on a timely basis all federal, state, county, local, and foreign tax returns which are required to be filed and has paid, or adequately reserved for, all such taxes and there are no proposed deficiencies in any such taxes. There are no outstanding consents executed by Seller extending the period of limitations for the assessment or collection of any such taxes.

3.4 All rights pursuant to the representations and warranties contained herein shall survive the Closing. If each and every representation and warranty contained herein shall not be true in all respects on the Closing Date or if Seller shall have failed to perform any term or condition hereof required to be performed by Seller on or before the Closing Date, Purchaser shall have the right to close this transaction without relieving Seller of its obligation, if any, to pay damages on account of the foregoing; or Purchaser may terminate all of its obligations hereunder, which termination shall be without prejudice to the rights of Purchaser, if any, to recover damages. If Purchaser shall terminate its obligations hereunder, the Deposit shall be promptly returned to Purchaser.

                                    ARTICLE 4

                         CONDITIONS PRECEDENT TO CLOSING
                         -------------------------------

5.1 Conditions Precedent to Obligations of Seller. The obligations of Seller hereunder are, at the option of Seller, subject to and conditioned upon the satisfaction and fulfillment on or prior to the Closing Date (or other time period referenced herein, if earlier) of each of the following conditions unless waived in writing by Seller:

         a. Payment of Purchase Price. Purchaser shall have delivered to Seller payment in the amount of the Purchase Price.

         b. Affirmation of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true and correct when made and on and as of the Closing Date as though such representations and warranties had been made on and as of such Closing Date, and Seller shall not have discovered any material error, misstatement or omission therein.

         c. Compliance with Agreement. Purchaser shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by Purchaser prior to or on the Closing Date.

5.2 Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser hereunder are, at the option of Purchaser, subject to and conditioned upon the satisfaction and fulfillment on or prior to the Closing Date (or such other time period referenced herein, if earlier) of each of the following conditions unless waived in writing by
         Purchaser:

         a. Compliance with Agreement. Seller shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by Seller prior to or on the Closing Date, including, but not limited to, the assignment to transfer and delivery to Purchaser of a certificate or certificates representing the Interest, duly endorsed in blank, or accompanied by stock powers duly endorsed in blank, with signatures duly witnessed thereon.

         b. Good Standing/Taxes. The Company shall be in good standing. having paid all franchise taxes.

         c. Affirmation of Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct when made and on and as of the Closing Date as though such representations and warranties had been made on and as of such Closing Date, and Purchaser shall not have discovered any material error, misstatement or omission therein.

         d. Legal Actions or Proceedings. No actions or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the consummation of the transactions herein contemplated or which would in any material way affect the Interest, and no governmental agency or body shall have taken any other action or made any request of Seller or Purchaser which would have a material adverse effect on the transactions contemplated hereby.

                                    ARTICLE 5

                                     CLOSING
                                     -------

6.1 Closing. The consummation of the sale and purchase of Interest and the other transactions contemplated by and described in this Agreement shall take place at a closing ("Closing") to be held at the offices of Seller, or another location mutually agreeable to Seller and Purchaser on the same date that Seller receives Board approval.

6.2 Actions of Seller at Closing. At the Closing, Seller shall deliver or cause to be delivered to Purchaser, the following:

         a. A certificate (or a duplicate of a certificate reasonably satisfactory to purchaser) representing the Interest to be sold by Seller to Purchaser pursuant to this Agreement, duly endorsed in blank, or accompanied by stock powers duly endorsed in blank;

         b. Such other instruments and documents as Purchaser reasonably deems necessary to effect the transactions contemplated hereby and to place Purchaser in legal and operational possession of the Company including, without limitation, all corporate books and records of the Company in the possession of Seller; and

         c. From time to time after Closing and without further consideration, Seller shall execute and deliver such other instruments of conveyance and transfer, and take such other actions as Purchaser reasonably may request, to more effectively convey, and transfer full right, title and interest to, vest in, and place Purchaser in legal and actual possession of, any and all of the Interest conveyed hereunder.

                                    ARTICLE 6

                                     DEFAULT
                                     -------

7.1 Purchaser's Default. If Purchaser refuses or fails to consummate the purchase of the Interest pursuant to this Agreement for any reason (other than pursuant to a right granted to Purchaser hereunder to do so) or otherwise defaults hereunder, Seller shall have the right to terminate this Agreement without further liability of either party as its sole and exclusive remedy. This shall be Seller's sole and exclusive remedy hereunder.

7.2 Seller's Default. If Seller wrongfully fails to close the transaction contemplated by this Agreement, or otherwise wrongfully fails to perform any of its obligations or agreements hereunder, either prior to or at Closing, Purchaser may terminate this Agreement without further liability of either party as its sole and exclusive remedy.

7.3 Notice and Cure. As a condition precedent to the effective exercise of remedies under this section, a party wishing to exercise such remedies shall give notice to the other party in writing, in accordance with the notice provisions of this Agreement, which notice shall (a) state, with particularity, the alleged breach or default or nonperformance of the defaulting party and the action required to cure such breach, and (b) contain a statement of intent to specific remedies available under this Agreement if the breach remains uncured. The defaulting party shall have a period often (10) days after such notice is given in which time to cure the alleged default, breach or nonperformance.

                                    ARTICLE 7

                                     GENERAL
                                     -------

8.1 Legal Fees and Costs. In the event any party elects to incur legal expenses to enforce any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including without limitation, reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party shall be entitled.

8.2 Choice of Law and Venue. The parties agree that this Agreement is made and entered into and is performable in Dallas County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas, and that any litigation, special proceedings or other proceedings as between the parties that may be brought or arise out of, in connection with or by reason of this Agreement shall be brought in the applicable Federal or State Court in and for Dallas County, Texas, which courts shall be the exclusive courts of jurisdiction and venue.

8.3 Severability. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall in no event affect, prejudice or disturb the validity of the remainder of this Agreement, which shall be in full force and effect, enforceable in accordance with its terms. The provision held to be void, illegal or unenforceable shall be limited so that it shall remain in effect to the extent permissible by law.

8.4 Entire Agreement. This Agreement supersedes all prior or contemporaneous agreements, oral or written between the parties concerning the Interest and the Company, and constitutes the entire agreement between the parties respecting the Interest and the Company; and no party shall be entitled to benefits other than those specified herein. As between or among the parties, no oral statements or prior written material not specifically incorporated herein shall be of any force and effect. The parties specifically acknowledge that in entering into and executing this Agreement, the parties relied solely upon the representations and agreements contained in this Agreement and no others. All prior or contemporaneous representations or agreements, whether written or verbal, not expressly incorporated herein are of no force or effect and no changes in or additions to this Agreement shall be recognized unless and until made in writing by all parties hereto.

8.5 Amendment. No amendment, modification, deletion, release, termination, extension of, alteration, variance or change in, or supplement to the provision of this Agreement shall be valid and effective or otherwise binding on the parties hereto unless or until such amendment, etc., shall have been reduced to writing and executed by the parties hereto with the same formality as this Agreement.

8.6 Notices. All notices requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, when sent by confirmed facsimile, the next day if sent by overnight courier service or in three days after being mailed by certified or registered mail, return receipt requested, with postage prepaid to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         a.       if to Seller, to: 10300 Gaywood Trust
                  1800 Valley View Lane, Suite 300
                  Dallas, Texas 75234
                  Attention:       Mr. Ken Joines
                  Telephone:       469-522-4366
                  Facsimile:       469-522-4360

or to such other person and place as the Seller shall direct the Purchaser in writing; or

         b.       if to Purchaser, to:
                  Greenbriar Corporation
                  14185 Dallas Parkway, Suite 650
                  Dallas, Texas 75254
                  Attention: Mr. Gene Bertcher
                  Telephone: 972-407-8400
                  Facsimile: 972-407-8420

or to such other place and person as the Purchaser shall direct to Seller in writing.

8.7 Waiver. Unless otherwise expressly provided herein, no waiver by Seller or Purchaser of any provision hereof shall be deemed to have been made unless expressed in writing and signed by such party. No delay or omission in the exercise of any right or remedy accruing to Seller or Purchaser upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring.

8.8 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

8.9 Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be deemed to confer on any person, other than the parties hereto and their successors and permitted assigns, any right, obligation, remedy, or liability.

8.10 Headings. Headings on the sections and subsections in this Agreement are for reference purposes only and shall be deemed to have no substantive effect.

8.11     Counterparts.   This   Agreement   may  be  executed  in  two  or  more
         counterparts, each and all of which shall be deemed an original and all of which together shall constitute one and the same instrument.

8.12 General Disclaimer. Purchaser and Seller agree that any actions taken under this Agreement are subject to and will be superseded by any law, rule, regulation or requirement established by governmental agencies.

8.13 Further Assurances. After the Closing, the parties will execute and deliver a such powers of attorney, documents, instruments, and Assets, and do all such other acts and things as may be reasonably necessary to carry out the provisions of this Agreement.
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

SELLER:
                                            10300 GAYWOOD TRUST


                                            By: /s/ Gene E. Phillips
                                               ---------------------------
                                               Gene E. Phillips, Trustee


PURCHASER:
                                            GREENBRL&R CORPORATION,
                                            a Nevada corporation

                                            By: /s/ Oscar Smith
                                               ---------------------------
                                               Oscar Smith, Vice President